UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2018 (November 12, 2018)

EQM Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On November 12, 2018, EQT Corporation (EQT) completed the previously announced separation (the Separation) of its upstream and midstream businesses through the pro rata distribution to its shareholders of 80.1% of the outstanding shares of common stock of Equitrans Midstream Corporation (ETRN). To implement the distribution, EQT distributed to its shareholders 0.80 shares of ETRN’s common stock for every one share of EQT common stock outstanding as of the close of business on November 1, 2018, the record date for the distribution.

Following the Separation, ETRN became a separate publicly traded company and directly and indirectly holds investments, previously held by EQT, in the entities that conducted EQT’s midstream business, including the following:

•                  an approximate 91.3% limited partner interest and the entire non-economic general partner interest in EQGP Holdings, LP (EQGP), which holds (i) 21,811,643 common units of EQM Midstream Partners, LP (EQM), representing an approximate 17.9% limited partner interest in EQM, (ii) 1,443,015 EQM general partner units, representing an approximate 1.2% general partner interest in EQM, and (iii) all of the incentive distribution rights in EQM; and

•                  15,433,812 EQM common units, representing an approximate 12.7% limited partner interest in EQM.

Item 1.01.                                        Entry into a Material Definitive Agreement.

Amended and Restated EQM Omnibus Agreement

On November 13, 2018, in connection with the Separation and the Existing EQM Omnibus Agreement Termination (defined below), EQT, EQM and EQM Midstream Services, LLC, the general partner of EQM (the EQM General Partner), entered into an Amended and Restated Omnibus Agreement (the A&R EQM Omnibus Agreement) in order to memorialize the following indemnification or reimbursement obligations of EQM and EQT under the Existing EQM Omnibus Agreement (defined below) which survive the Existing EQM Omnibus Agreement Termination:

•                  EQT’s obligation to indemnify or reimburse EQM for losses or expenses relating to or arising from (i) certain plugging and abandonment obligations, (ii) certain bare steel replacement capital expenditures, (iii) certain preclosing tax liabilities, (iv) any claims related to Equitrans, L.P.’s previous ownership of the Big Sandy Pipeline, and (v) any amounts owed to EQM by a third party that has exercised a contractual right of offset against amounts owed by EQT to such third party; and

•                  EQM’s obligation to indemnify EQT for losses attributable to (i) the ownership or operation of EQM’s assets, and (ii) any amounts owed to EQT by a third party that has exercised a contractual right of offset against amounts owed by EQM to such third party.

Second Amended and Restated RMP Omnibus Agreement

On November 13, 2018, in connection with the Separation and the Existing RMP Omnibus Agreement Termination (defined below), EQT, EQT RE, LLC (EQT RE), RM Partners LP (formerly known as Rice Midstream Partners LP, RMP), EQM Midstream Management LLC (formerly known as Rice Midstream Management LLC), and EQM Poseidon Midstream LLC (formerly known as Rice Poseidon Midstream LLC), entered into a Second Amended and Restated Omnibus Agreement (the A&R RMP Omnibus Agreement) in order to memorialize the following indemnification obligations of RMP and its subsidiaries (the RMP Group) and EQT RE under the Existing RMP Omnibus Agreement (defined below) which survive the Existing RMP Omnibus Agreement Termination:

•                  EQT RE’s obligation to indemnify the RMP Group for losses or expenses relating to or raising from (i) any event or condition related to the assets owned by EQT and certain of the entities it controls (the EQT Entities) not conveyed to the RMP Group, and (ii) certain preclosing tax liabilities; and

•                  the RMP Group’s obligation to indemnify the EQT Entities for losses attributable to the ownership or operation of the RMP Group’s assets.

ETRN Omnibus Agreement

On November 13, 2018, in connection with the Separation, ETRN, EQM, and the EQM General Partner entered into an Omnibus Agreement (the ETRN Omnibus Agreement).

Pursuant to the ETRN Omnibus Agreement, EQM agreed to provide ETRN with a license to use the name “Equitrans” and related marks in connection with ETRN’s business. The ETRN Omnibus Agreement also provides for certain reimbursement obligations between ETRN and EQM. The ETRN Omnibus Agreement addresses the following matters:

•                  EQM’s obligation to reimburse ETRN and its affiliates for certain direct operating expenses and all insurance coverage expenses they incur or pay with respect to EQM’s assets; and

•                  EQM’s obligation to reimburse ETRN and its affiliates for providing general and administrative services to EQM, including EQM’s public company expenses and general and administrative expenses.

Secondment Agreement

On November 13, 2018, in connection with the Separation, ETRN, EQM, and the EQM General Partner entered into a Secondment Agreement (the ETRN Secondment Agreement). The ETRN Secondment Agreement:

•                  replaced the existing Secondment Agreement, dated as of December 7, 2017 (the Existing Secondment Agreement), by and among EQT, EQT Gathering, LLC, Equitrans, L.P., EQM, and the EQM General Partner, which previously allowed EQM to utilize the secondment of available EQT employees under the control of EQM to operate its assets;

•                  provides that EQM will utilize the secondment of available ETRN employees under the control of EQM to operate its assets; and

•                  provides that EQM will reimburse ETRN and its affiliates for the services provided by the seconded employees.

The foregoing descriptions of the A&R EQM Omnibus Agreement, the A&R RMP Omnibus Agreement, the ETRN Omnibus Agreement, and the ETRN Secondment Agreement are not complete and are qualified in their entirety by reference to the full text of the A&R EQM Omnibus Agreement, the A&R RMP Omnibus Agreement, the ETRN Omnibus Agreement, and the ETRN Secondment Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 1.02.                                        Termination of a Material Definitive Agreement.

On November 12, 2018, in connection with the Separation, the following actions were taken to terminate the agreements identified below:

Existing EQM Omnibus Agreement

EQT terminated (the Existing EQM Omnibus Agreement Termination) that certain Omnibus Agreement, dated July 2, 2012, as amended (the Existing EQM Omnibus Agreement), by and among EQM, the EQM General Partner, and EQT. Certain indemnification or reimbursement obligations of EQM and EQT under the Existing EQM Omnibus Agreement survive the Existing EQM Omnibus Agreement Termination and are memorialized in the A&R EQM Omnibus Agreement as described above in Item 1.01 of this Current Report on Form 8-K.

Existing RMP Omnibus Agreement

EQT terminated (the Existing RMP Omnibus Agreement Termination) that certain Amended and Restated Omnibus Agreement, dated November 13, 2017 (the Existing RMP Omnibus Agreement), by and among EQT, EQT RE, RMP, EQM Midstream Management LLC, and EQM Poseidon Midstream LLC. Certain indemnification obligations of the RMP Group and EQT RE under the Existing RMP Omnibus Agreement survive the Existing RMP Omnibus Agreement Termination and are memorialized in the A&R RMP Omnibus Agreement as described above in Item 1.01 of this Current Report on Form 8-K.

Existing Secondment Agreement

EQT terminated the Existing Secondment Agreement.

364-Day Facility

EQM terminated all commitments outstanding under that certain 364-Day Uncommitted Revolving Loan Agreement, dated as of October 26, 2016, between EQT and EQM.

Item 8.01.                                        Other Events.

As previously announced in Item 5.02 to EQM’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2018, effective as of the completion of the Separation, Stephen A. Thorington stepped down from the Board of Directors of each of the EQM General Partner and EQGP Services, LLC, the general partner of EQGP.

Item 9.01.                                      Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated Omnibus Agreement, dated November 13, 2018, among EQT Corporation, EQM Midstream Partners, LP, and EQM Midstream Services, LLC.

10.2	Second Amended and Restated Omnibus Agreement, dated November 13, 2018, among EQT Corporation, RM Partners LP, EQM Midstream Management LLC, and EQM Poseidon Midstream LLC.

10.3	Omnibus Agreement, dated November 13, 2018, among Equitrans Midstream Corporation, EQM Midstream Partners, LP, and EQM Midstream Services, LLC.

10.4	Secondment Agreement, dated November 13, 2018, by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP, and EQM Midstream Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM MIDSTREAM PARTNERS, LP

	By:	EQM Midstream Services, LLC,
its general partner

Date: November 13, 2018	By:	/s/ Kirk R. Oliver
		Name:	Kirk R. Oliver
		Title:	Senior Vice President and Chief Financial Officer